UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2005
VISTACARE, INC.

(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	000-50118 (Commission File Number)	06-1521534 (IRS Employer Identification No.)
4800 North Scottsdale Road,
Suite 5000
Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (480) 648-4545
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On December 13, 2005, VistaCare, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.01 to this report. In this press release, the Company incorrectly indicated that sales, general and administrative expenses increased year-over year by 11%. Sales, general and administrative expenses increased year-over-year by 13%, not 11% as indicated in the press release. The correct year-over-year increase in sales, general and administrative expenses was discussed during the Company’s conference call held on December 13, 2005. A corrected copy of the press release will be made available on the Company’s website at www.vistacare.com under the “Investor Relations – News and Events” tab. Information contained in the Company’s website is not part of this Report and is not incorporated herein by reference.
Also on December 13, 2005, the Company issued a press release including unaudited fourth quarter financial information. A copy of the press release is furnished as Exhibit 99.02 to this report.
On December 13, 2005, the Company held a conference call discussing its financial results for the fourth quarter and fiscal year ended September 30, 2005. A transcript of the conference call is furnished as Exhibit 99.03 to this report.
In accordance with general instruction B.2 to Form 8-K, information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Certain statements contained in this report, include statements with respect to VistaCare’s anticipated growth in net patient revenue, organic patient census and diluted earnings per share, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “hope,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” “expectations,” “forecast,” “goal” and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. VistaCare does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause VistaCare’s actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care industry, periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs, difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations, challenges inherent in VistaCare’s growth strategy, the current shortage of qualified nurses and other healthcare professionals, VistaCare’s dependence on patient referral sources, the ability to mitigate the results of the decertification decision by the Centers for Medicare and Medicaid Services, the ability to obtain regulatory relief, the results of any administrative appeal, the effect upon the Company’s revenues, margins or earnings and other factors detailed under the caption “Factors that May Affect Future Results” or “Risk Factors” in VistaCare’s most recent report on Form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.
Exhibits:

99.01	VistaCare, Inc.’s press release dated December 12, 2005.
99.02	VistaCare, Inc.’s press release dated December 13, 2005.
99.03	Transcript of VistaCare, Inc.’s conference call held on December 13, 2005 discussing its financial results for the fourth quarter and fiscal year ended September 30, 2005.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.
Date: December 14, 2005	By:	/s/ Stephen Lewis

		Name:	Stephen Lewis
		Title:	Secretary

3